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August 27, 2004




Dear American Equity Customer:

As a valued American Equity Variable Annuity contractowner, we are pleased to provide you with the semi-annual reports for the investment options offered under your American Equity contract. These reports provide an update on each portfolios performance as of June 30, 2004. Portfolio performance does not take into account the fees charged by the contract. If those fees had been included, the performance for the portfolios would have been lower.

As always, remember past performance cannot predict or guarantee future returns.

We hope you find the enclosed information helpful. If you have any questions concerning your contract, please do not hesitate to call your representative.

We appreciate and value your business and look forward to serving you again in the future.


American Equity Investment Life Insurance Company










LAE